HL Bank

PRIVATE & CONFIDENTIAL

Our Ref: CB/SC/rk/2019 – CAD 022

29 January 2019

Kong Hwee Iron Works & Construction Pte. Ltd.
7 Senoko South Road
Singapore 758071

Dear Sirs,

BANKING FACILITY

We are pleased to advise that the following Banking Facility ("Facility") shall be made available to Kong Hwee Iron Works & Construction Pte. Ltd. (the "Borrower") by HL Bank (hereinafter referred to as the "Bank") subject to the terms and conditions as stated herein:-

Facility	**Limit**
18-year Term Loan ("TL")	SGD11,000,000-00
Revolving Credit Facility ("RCF")	SGD20,000,000-00
Omnibus Trade Facilities	SGD9,000,000-00
- Import Letter of Credit (Sight/Usance) ("LC")*/ Trust Receipt ("TR")*/Import Invoice Financing ("IVF")*	(SGD9,000,000-00)
- Banker's Guarantee ("BG")*	(SGD3,000,000-00)
- Overdraft ("OD")*	(SGD2,000,000-00)
Blanket Hire Purchase ("BHP")	SGD2,000,000-00
- Import Letter of Credit (Sight/Usance) ("LC")**/ Trust Receipt ("TR")**	(SGD2,000,000-00)
Foreign Exchange Contract ("FEC") (notional)	SGD10,000,000-00

* The LC/TR/IVF/BG/OD are sublimits of the Omnibus Trade Facilities limit of SGD9,000,000-00

** The LC/TR is a sublimit of the BHP Facility of SGD2,000,000-00 where activation of the limit is subject to acceptance of Letter of Offer and execution of the Joint and Several Guarantee by the two directors but prior to completion of legal documentation for refinancing of the security from Malayan Banking Berhad.

Purpose

TL : To refinance outstanding loan from Malayan Banking Berhad ("MBB") (the Existing Loan") in relation to the property located at 7 Senoko South Road Singapore 758071 (hereinafter called the "Property") for own use.

RCF : i) To refinance the Existing Loan in relation to the property located at 7 Senoko South Road Singapore 758071 (hereinafter called the "Property"); and
ii) For general working capital

LC/TR : i) For purchase of raw materials and goods from overseas and local suppliers; and
ii) For purchase of new machinery and equipment

IVF : For purchase of raw materials from overseas and local suppliers

OD : To support general working capital requirements

BG : For issuance of non-financial performance guarantees and guarantees in favour of Immigration Department, Singapore Customs, other public utilities and statutory bodies, and other companies related to Borrower's business which are acceptable to the Bank.

BHP : To finance the purchase of new machinery and/or equipment

FEC : To hedge against foreign exchange exposure

Availability Period for Drawdown

TL and RCF

Drawdown of the TL and RCF shall be made in full and within three (3) months from date of acceptance of this Letter of Offer or such later date as the Bank may agree at its absolute discretion, subject to completion of all legal documentation. Undrawn portion of the RCF shall be cancelled thereafter.

BHP

Drawdown of the BHP shall be made by 31 December 2019 from date of acceptance of this Letter of Offer or such later date as the Bank may agree at its absolute discretion. In the event that there is non-eventual drawdown of the Facility after expiry of the availability period, a commitment fee of 1.0% per annum on the Facility is chargeable and payable by the Borrower.

Interest Rate

TL	1st year	: The Bank's Cost of Fund ("COF") plus 0.78% per annum
	2nd year	: The Bank's Cost of Fund ("COF") plus 0.88% per annum
	3rd year onwards	: The Bank's Cost of Fund ("COF") plus 1.08% per annum

RCF : At our Bank's Cost of Fund plus 2.0% per annum or such other rate as the Bank may determine from time to time in respect of any applicable currency.

TR/IVF : At our Bank's Cost of Fund plus 1.0% per annum or such other rate as the Bank may determine from time to time in respect of any applicable currency.

Interest shall be calculated on a daily basis, based on a 365-day year or such number of days depending on the applicable currency, as the case may be. The interest will be automatically debited from the Borrower's account maintained with the Bank.

The COF described above is subject to review and change at any time by the Bank.

OD : The Bank's prevailing Prime Lending Rate or such other rate(s) as the Bank may determine from time to time. 5.75%

Interest shall be calculated on a daily basis and on a 365-day year, with monthly rests. The accrued interest on OD is payable monthly in arrears and will be automatically debited from the Borrower's account to be maintained with the Bank.

Our Bank's current Prime Lending Rate is 5.75% per annum and is subject to review and change at any time by the Bank.

LC Commission : i) Less than and equal to SGD3.0 million at 1.0% per annum of the LC amount subject to a minimum 2-month commission.
ii) More than SGD3.0 million at 0.75% per month of the LC amount subject to a minimum 2-month commission.

BG Commission : i) BG tenure less than and equal to 1 year at 0.75% p.a., subject to a minimum of SGD100.00
ii) BG tenure more than 1 year at 1.00% p.a., subject to a minimum of SGD150.00

BHP :

Tenure (years)	Flat Rate (%)	Effective Rate (%)
1	1.60%	3.479%
2	1.60%	3.310%
3	1.60%	3.246%
4	1.60%	3.207%
5	1.60%	3.177%

Tenure

LC : Sight and Usance up to 90 days.

TR/IVF : Up to 180 days

BG : Up to 3 years excluding claim period

BHP : Up to five (5) years

Tenure/Maturity for TL

The TL shall be available for a period of eighteen (18) years from the date of first drawdown of TL, subject always to the Bank's right to review.

The TL and interest shall be fully paid not later than 30 June 2037 or such other date as the Bank may in its absolute discretion determine from time to time.

Interest Period for TL

The interest period shall be fixed for one (1) month ("Interest Period") or such other Interest Period determined by the Bank from time to time.

Financing Period for RCF

The financing period shall be fixed for either one (1), three (3) or six (6) months ("financing period") or such other financing period determined by the Bank from time to time.

Drawdown/Rollover for RCF

1. Subject to availability of funds, the RCF shall be available and disbursed in Singapore Dollars, or any other currency approved by the Bank ("Available Currency"). The availability of multi currency drawing is at the Bank's sole and absolute discretion.

2. Subject to availability of funds and the approved limit of the RCF, drawdown/rollover for each advance under the RCF shall not be less than SGD100,000-00 or the equivalent in the Available Currency. Rollover of each advance is allowed subject to availability of funds and the approved limit of the RCF.

Each notice of drawing for each advance and instructions to rollover must be made in writing and received by the Bank not later than 10.00 a.m. two (2) Business Days before the date of the proposed advance or the maturity date of the advance (as the case may be). If the Borrower's instructions to rollover are not received by the Bank in time, then the Bank shall automatically rollover the principal amount of the advance then maturing for the next financing period at the prevailing interest rate, subject always to the availability of funds and approved limit of the RCF.

3. In determining the extent to which the RCF have been disbursed or whether the total outstanding in such Available Currency at any time have exceeded the RCF limit in Singapore Dollars, the exchange rate to be applied by the Bank shall be the rate of exchange then prevailing as reasonably determined by the Bank for the exchange of Singapore Dollars into such relevant Available Currency.

Terms Applicable to LC/TR

1. The issuance of any LC under these Facilities shall be subject to the format of the relevant LC and the underlying transaction being acceptable to the Bank (which the Bank shall be entitled to determine at the Bank's sole and absolute discretion, without having to furnish any reason for any acceptance or refusal of a particular issuance request).

Terms Applicable to IVF

1. Each application shall be subject to the underlying transactions and documentations being acceptable to the Bank including evidence of the delivery orders and purchase orders as well as the corresponding confirmed sale orders from buyers with matching description of goods (which the Bank shall be entitled to determine at the Bank's sole and absolute discretion, without having to furnish any reason for any acceptance or refusal of a particular application).
2. Original application form, commercial invoice and Bill of Lading/Delivery Order must be submitted to the Bank within 14 days from date of application.
3. Financing start date shall be based on 180 days from date of loan application.
4. No related party financing is allowed.
5. Commercial invoice must not be more than four (4) months old from date of financing. 120 days.
6. All payments must be made directly to suppliers.

Terms Applicable to BG

1. The issuance of any BG under the BG facility shall be subject to the format of the relevant BG and the underlying transaction being acceptable to the Bank (which the Bank shall be entitled to determine at the Bank's sole and absolute discretion, without having to furnish any reason for any acceptance or refusal of a particular issuance request).
2. All monies owing by the Borrower under the BG Facility shall be repayable on demand or on the maturity date of the BG, whichever is earlier.
3. Auto renewal of BG is not allowed.

Drawdown conditions for BHP

1. Machinery/equipment to be financed must be acceptable by the Bank.
2. Machinery/equipment must be free from encumbrances and for Borrower's own use.

3. Evidence that the difference between the purchase price and the finance amount has been paid to the vendor by the Borrower. Reimbursement is allowed subject to documentary evidence that such payment has been made.

4. Receipt of purchase invoice, bill of lading, delivery order and other relevant documents for each machinery/equipment.

5. Evidence satisfactory to the Bank of the machinery/equipment being insured with the Bank endorsed as owner.

6. Satisfactory inspection of the machinery/equipment if required and at the Bank's discretion.

7. Receipt of duly signed Hire Purchase Agreement for each machinery and equipment drawdown under BHP.

Repayment for BHP

1. Each drawdown from the Facility together with accrued interest shall be payable by monthly instalments upon commencement of the relevant hire purchase agreement based on the total of amount financed and terms charges under each of the hire purchase agreement.

2. All amounts repaid shall not be available for redrawing.

Repayment for TL

1. The Borrowers shall repay the principal outstanding of the TL by Two Hundred and Fifteen (215) equal monthly installment of SGD50,926-00 and a final installment of SGD50,910-00, together with monthly interest thereon and the first installment shall commence one month from date of first drawdown.

2. The TL limit shall be reduced on each Reduction Date whether or not the repayment is or was actually made.

3. All amounts repaid shall not be available for redrawing.

Prepayment for TL

1. Full or partial prepayment of the TL is subject to three (3) months' written notice. In lieu of this, three (3) months interest at the prescribed interest rate will be charged on the amount prepaid.

2. Full or partial prepayment of the TL if made within the two (2) years from date of first drawdown due to reasons other than sale of the Property, an additional penalty of 2% on the amount prepaid will be charged.

Limit Reduction for RCF

The RCF Limit shall be reduced as follows:

1. 1st, 2nd, 3rd and 4th anniversary of the date that the RCF is disbursed - reduced by SGD500,000.00 on each anniversary;

2. 5th anniversary date onwards - reduced by SGD1,000,000.00 on each anniversary until the RCF Limit is SGD10,000,000.00;

3. Then the RCF Limit shall be SGD10,000,000.00.

The Borrower shall ensure that any and all limits are adhered to and make any repayments needed to ensure that any and all limits are met.

Prepayment for RCF

No advance under the Facility shall be repaid prior to the expiry date of the applicable financing period for the advance. In the event of any such prepayment, the Borrowers shall indemnify and compensate the Bank as the Bank may certify (such certification being conclusive and binding, save for manifest error) for all losses, damages, expenses, penalties, costs, claims or liabilities which the Bank may sustain, suffer or incur as a result thereof including (but not limited to) any actual loss of interest, loss of margin, commission or fee incurred on account of such default, break-funding costs and any funding or carrying costs and/or losses in connection with the re-employment of funds.

Margin of Advance ("MOA")

Notwithstanding anything to the contrary herein, the aggregate amount outstanding under the Facility shall not exceed at any time the lower of the Facility limit and the value attributed to all the securities (i.e. a combination of the Policy and other acceptable securities) ("Attributed Value") pledged to the Bank. The Attributed Value shall be as follows or at such lower (or higher) percentages as determined at the discretion of the Bank from time to time:

1. **BHP**

   Up to 90% of purchase price of the new machinery and/or equipment

2. **LC/TR**

   Up to 100% of purchase price for new machinery/equipment

3. **LC/TR/IVF**

   Up to 100% of commercial invoice, excluding GST and freight cost, if any for import/local purchases of raw material.

Cancellation of Facility

Cancellation of Facility is subject to three (3) months' written notice. In lieu of this, three (3) months interest at the prescribed interest rate and an additional penalty of 2% on the entire Facility amount as at the date of Bank's receipt of written notice will be payable by the Borrower.

Special Conditions

1. The Bank shall rank at least pari passu (no worse off than) with all existing and future working capital facilities provided by other financial institutions, save for facilities that are secured specifically by the underlying good being financed.

2. The Borrower shall at all times maintain a Tangible Net Worth of not less than SGD30.0 million and maximum gearing ratio of 1.5x.

Property Valuation

The Bank shall be entitled (but shall not be so obliged) to obtain a full valuation on the Property from the Bank's panel of valuers from time to time as the Bank deems necessary confirming the market value of the Property to be not less than SGD50,000,000-00. If the Bank reasonably determines that the market value derived by the valuer is not reflective of the current market value of the Property, the Bank reserves the right to obtain an additional full valuation on the Property. The costs and expenses of all valuation reports shall be borne by the Borrower and debited against the Borrower's account(s) held with the Bank.

In the event the market value of the Property is less than SGD50,000,000-00, the Bank may by notice to the Borrower reduce the limit of the Facility and the Borrower shall immediately repay the Facility such that the total outstanding amounts of the Facility shall not exceed the reduced limit.

Insurance

The Bank shall be entitled to obtain a valid fire insurance policy on the Property with an insurer approved under the Bank's panel for such sums satisfactory to the Bank upon the expiry of the fire insurance policy. All reasonably incurred costs, charges, fees and expenses are to be at the Borrower's expense and will be debited from the Borrower's account in obtaining the necessary fire insurance policy.

Security

The Facility together with interest thereon and all other monies and liabilities which may be owing from the Borrower to the Bank from time to time shall be secured by the following:-

1. First party Open Legal Mortgage over Property located at 7 Senoko South Road Singapore 758071 (the "Property");
2. First Legal assignment of leases and tenancies in respect of the Property, (if tenanted);
3. A Master Hire Purchase Agreement;
4. Receipt of the Letter of Indemnity for BG in form and substance satisfactory to the Bank, duly executed by the Borrower;
5. Joint and Several Guarantee by Ng Lok Kai and Nge Chwee Peng (the "Guarantors") in form and substance satisfactory to the Bank; and
6. Other security acceptable to the Bank from time to time at the Bank's sole discretion subject to completion of all relevant legal documentation and fulfillment of the conditions precedent or any other conditions determined by the Bank.

Additional Security

The Bank may reasonably require such additional security to be provided and the Borrower hereby agrees to so provide or procure the provision of such security as and when so required by the Bank.

Negative Pledge

Except with the prior written consent of the Bank, you shall not create or permit to arise or subsist any mortgage, debenture, charge (whether fixed or floating), pledge hypothecation, lien or any encumbrance whatsoever on any of your undertakings, properties or assets or any part thereof, both present and future whatsoever and wheresoever situate except for pledge created over goods acquired pursuant to documentary credits opened in the ordinary course of trading for the purpose of financing the acquisition or provision of goods and services and also except any subsisting security disclosed to the Bank in writing prior to the date hereof and provided no further or additional indebtedness or obligation is incurred ih respect thereof.

Machinery/Equipment Valuation

The Bank shall be entitled to obtain a desk-top valuation for financing of used machinery or equipment prior to any drawdown. Shall the desktop valuation be lower that the purchase price or valuation of Hire Purchase Agreement, the Bank shall reserve the rights to revise the disbursement amount.

Machinery/Equipment Insurance

Insurance coverage shall be taken for all machinery or equipment submitted under BHP facility with the Bank as loss payee and beneficiary. The insurance policy and/or certificate or cover note shall be furnished to the Bank.

Inspection of the Machinery/Equipment

Inspection of the machinery/equipment will be carried out prior to disbursement of draw down. All charges incurred shall be borne by the Borrower.

Conditions Precedent

The Facility shall be made available for utilisation upon the Borrower's acceptance, completion to our satisfaction of all relevant legal documentation and fulfilment of the following conditions precedent (unless expressly waived by the Bank in writing) or any other conditions that the Bank may impose:

1. Receipt by the Bank of the copy of this Letter of Offer duly accepted by the Borrower and the relevant parties;
2. Execution and completion of the Master Hire Purchase Agreement by the Borrower;
3. Execution and completion of all legal documentation for effecting and perfecting the security arrangements including the mortgage and all other necessary documents to the satisfaction of the Bank;
4. Legal assignment of any leases and tenancies (if applicable) in respect of the Property;
5. Confirmation from lawyer that JTC has endorsed on The Land Title Act Lease and granted a further term of 30 years from the expiry of the first term.
6. Results from legal requisitions and title search on the Property that are acceptable to the Bank;
7. The Borrower shall insure the Property mortgaged to the Bank, with the Bank endorsed as mortgagee, with an approved insurer on the Bank's panel, for a sum satisfactory to the Bank. The insurance policy is to take effect from the date of first disbursement of the Facility. The insurance premium will be debited from the Borrowers' account with the Bank;
8. Receipt of formal valuation report from the Bank's panel of valuer confirming the market value of the Property to be at least SGD50,000,000-00.
9. Evidence that the existing loan with MBB is not more than SGD31,000,000-00.
10. Confirmation that the Property is free of encumbrances;
11. Execution and completion of the Guarantee by Ng Lok Kai and Nge Chwee Peng;
12. Confirmation of not more than 5% negative variance in terms of turnover, profit before tax and Tangible Net Worth in the audited financial accounts for FYE 31 July 2018 compared to draft audited accounts.
13. Certified true copies of the constitutional documents of the Borrower, including but not limited to Certificate of Incorporation, Memorandum and Articles of Association, list of members, list of directors, list of secretaries, current business registration certificates and all other necessary authorizations for the operation of its business;
14. Certified true copy(ies) of the resolutions of the Borrower's shareholders and/or directors authorizing the execution, delivery and performance of this Letter of Offer and any security document(s) to which it is a party and authorizing a person or persons to execute this Letter of Offer, the relevant security document(s) and any other notices or documents required in connection herewith or therewith, and the specimen signature(s) and certified true copy(ies) of the identity card(s) and/or latest passport(s) of such person(s);
15. Certified true copies of Financial Accounts, IRAS Notice of Assessment Form and any supporting documents including other Bank's Loan statements and declaration forms by the Borrower and/or

Corporate Guarantors as required by the Bank to fulfil and comply with both internal and external requirements from time to time;

16. Evidence (satisfactory to the Bank) of registration with the Registry of Companies of the charge over the Property and all other property (if any) with the applicable authority in the applicable jurisdiction. All costs and expenses in connection with such registration shall be jointly and severally borne by the Borrower and the Mortgagor and the Bank shall be entitled to directly debit the same from the Borrower's and/or the Mortgagor's account(s) held with the Bank;

17. Confirmation that all costs and expenses whether legal or otherwise (including but not limited to stamp and registration fees) in connection with the implementation of the Facility and the security arrangements (except for those in relation to the mortgage Property which will be subsidised by the Bank) therefore have been paid by the Borrower;

18. Confirmation that there is no winding-up petition against the Borrower and that the Borrower has not been wound up;

19. Confirmation that there are no bankruptcy proceedings against the Guarantors and the Guarantors are not adjudged bankrupts;

20. No Event of Default has occurred or will occur arising from the disbursement of the Facility; and

21. Any other terms and conditions or documents or evidence as may be required by the Bank.

Cost and Expenses

The Bank shall have the right to debit the Borrower's account with all legal fees, costs and expenses reasonably incurred or payable by Borrower pertaining to the Facility including legal fees (on a solicitor and own client basis) incurred for the recovery of the Facility.

Legal and Other Expenses

All legal and administrative cost and expenses (including stamp duties and GST) reasonably incurred by the Bank in connection with all documentation relating to this offer shall, after acceptance of the terms herein, be paid by the Borrower whether the Facility is proceeded with or aborted for any reason whatsoever.

Events of Default

Events of Default shall include, but not limited to, the breach of any of the conditions, terms, undertakings, covenants, cross-defaults, legal suit taken against the Borrower, non-payment of any financial obligations and any material adverse change in the Borrower's financial position. Upon the occurrence of any Event of Default, the Bank is entitled to suspend or cancel the whole or part of the Facility or enforce its rights under the security documentation.

Without prejudice to the foregoing, at any time after an Event of Default has occurred, the Bank shall have the right (but will not be obliged) without further notice to the Borrower or any other person or third party to set-off any or all amounts outstanding from or payable by the Borrower against any or all of the Borrower's or any other person's or third party's monies, securities and/or any other asset held or maintained with the Bank.

The above is without prejudice to the rights of the Bank as set out in the attached Standard Terms and Conditions.

Other Terms and Conditions

1. Notwithstanding any other provisions herein, the Bank shall not be liable in the event the Bank is unable to perform in whole or in part any of its obligations or for any claim whatsoever attributable

directly or indirectly to any act beyond the Bank's control including but not limited to fire, earthquake, flood, epidemic, accident, explosion, casualty, lock-out, riot, industrial dispute, change in the monetary and political condition of any country, civil disturbances, act of public enemy, natural catastrophe, embargo, war, act of God or any factor in a nature of a force majeure or any form of disruption or failure of any mechanical, electronic or electrical or data processing system or equipment, whether or not caused by the advent of the twenty-first century or otherwise or any disruption or failure to any power supply or transmission or communication lines.

2. In the event that any goods and services tax or any other taxes, levies or charges whatsoever are now or hereafter required by law to be paid on or in respect of any sums payable to the Bank or any other matters under or relating to the Facility the same shall (except to the extent prohibited by law) be borne by Borrower and Borrower shall pay to the Bank on demand a sum equivalent to the amount of such goods and services tax or other taxes, levies or charges (or such part thereof which the law does not prohibit the Bank from collecting from Borrower) in addition to all other sums payable to the Bank under or relating to the Facility.

3. The availability of the Facility is subject to the Bank's periodic review and the Bank reserves the right to vary, modify, terminate, reduce, suspend or cancel this Facility at any time including the right to vary the interest rate, from time to time at the Bank's absolute discretion.

4. The Bank reserves the right at any time to terminate our commitment hereunder and to call for immediate repayment of all amounts outstanding under the Facility together with accrued interest in the Event of Default.

5. The Bank reserves the right to terminate our commitment hereunder and to call for repayment of all amounts, outstanding under the Facility together with accrued interest should there be a change in any law or regulation or as requested by monetary authority which prohibits or prevents such lending with where reasonably possible, 30 days' prior notice being given to the Borrower before the due date of such repayment.

6. In the event that the BG is called upon, any amount released under our guarantee will be subject to an interest rate of our Bank's Prime plus 4% per annum on monthly rests until full settlement. Any amount released in this manner is repayable immediately; and

7. In respect of the TL, RCF,OD, TR and IVF, if (a) any advance under the TL,RCF,OD, TR and IVF and/or interest payable thereon is not paid on the due date; and/or (b) the utilisation of the Facility in excess of the approved limit and/or exceeds the approved MOA and/or (c) the Bank recalls or makes a demand for repayment of all principal monies outstanding and interest thereon under the TL,RCF,OD, TR and IVF whether on the happening of an Event of Default or otherwise, interest at 4% per annum above the Bank's Prime Lending Rate or at such other rate as may be imposed by the Bank shall be levied on the amount owing from the date of default or recall (as the case may be) until the date of actual payment, as well after as before any judgment obtained in respect thereof.

8. The Borrower shall use the LC to purchase new machinery and equipment. On the expiry date of the LC, the Borrower shall elect to :

   (a) convert any monies that may be outstanding under the LC so that it becomes monies outstanding under the BHP; or
   (b) convert any monies that may be outstanding under the LC so that it becomes monies outstanding under the TR, up to 7 calendar days.

   In the event that clause (b) occurs, on the maturity date of the TR, any monies that may be outstanding shall become monies outstanding under the BHP.

9. The Borrower is required to notify the Bank immediately in writing of any subsequent changes in directorship and/or major shareholdings in the company.

10. The Bank reserves the right to recall the Facility if there is any change in the major shareholders and/or management of the company.

11. All annual audited financial statements of the Borrower are to be submitted to our Bank for our perusal within 6 months from each financial year closing.

12. The account is to be actively conducted and operated within the aforesaid limit at all times.

13. In addition to the provisions of the Banking Act, the Borrower's consent is hereby irrevocably given to the Bank to disclose relevant particulars of the Borrower's account to any guarantor(s), chargor, pledgor or other person who has/have undertaken liability or provided security for the Borrower's account with the Bank.

The above Facility is also governed by the attached Standard Terms and Conditions which shall form an integral part of this Letter of Offer. If there is any conflict or inconsistency between the terms and conditions of this Letter of Offer and those contained in the Standard Terms and Conditions, the Bank shall determine and identify the document which will take priority. The Bank reserves the right to vary, modify or determine the terms and conditions herein from time to time at the Bank's absolute discretion.

Acceptance

If the above terms and conditions are agreeable to you, kindly confirm your acceptance by signing and returning the "Bank Copy" of this Letter of Offer together with your Board of Director's Resolution within fourteen (14) days from the date hereof.

We are pleased to be of service to you.

Yours faithfully,
For and on behalf of
HL BANK

Koh Ser Joo
Senior Manager
Credit Administration and Control

Sunny Ng
Head
Corporate Banking

c.c Sherlyn Chua, Relationship Manager

BORROWER'S ACCEPTANCE

We hereby accept the Bank's offer of the Facility subject to the terms and conditions set out in this Letter of Offer.

We also attach a certified true copy of the duly executed directors' resolution(s) authorising the Facility and accepting the terms and conditions contained in this Letter of Offer.

We hereby authorise you to deduct the interest on each advance/principal amount and/or other fee/charges/expenses relating to the above Facility from our account No. ____________________.

____

For and on behalf of
Kong Hwee Iron Works & Construction Pte. Ltd.
Company's stamp/signature(s)
Regn No.: **198802515Z**
Date:

GUARANTORS' ACCEPTANCE

We hereby irrevocably and unconditionally consent and agree to the above terms and conditions and agree to the execution of the Letter of Guarantee in favour of the Bank for the Borrower's liabilities and obligations to the Bank.

....
Name: **Ng Lok Kai**
NRIC No.: **S2552029G**
Date:

....
Name: **Nge Chwee Peng**
NRIC No.: **S1634713B**
Date:

HL Bank

PRIVATE & CONFIDENTIAL

Our Ref: CB/SC/cl/2019 – CAD 147

22 August 2019

Kong Hwee Iron Works & Construction Pte. Ltd.
7 Senoko South Road
Singapore 758071

Dear Sirs,

BANKING FACILITY

We refer to our Letter of Offer dated 29 January 2019 (Ref No. CB/SC/rk/2019 – CAD 022) (hereinafter referred to as the "Existing Letter of Offer") which expression shall include supplemental and revisions issued thereto. Unless otherwise defined herein, all capitalised terms in the Existing Letter of Offer shall have the same meaning when used herein.

We are pleased to advise that HL Bank (hereinafter referred to as the "Bank") has reviewed and revised the Facilities made available to Kong Hwee Iron Works & Construction Pte. Ltd. (hereinafter referred to as the "Borrower").

(A) The Machinery/Equipment Valuation, Machinery/Equipment Insurance and Inspection of the Machinery/Equipment clauses shall be deleted in its entirety.

(B) The Facility, Purpose, Interest Rate, Tenure, Terms Applicable to BG, Drawdown Conditions for BHP, Margin of Advance, Cancellation of Facility, Special Conditions Property Valuation and Security clauses shall be deleted in its entirety and substituted with the following as the new clauses:

Facility	**Limit**
18-year Term Loan ("TL")	SGD11,000,000-00
Revolving Credit Facility ("RCF")	SGD20,000,000-00
Omnibus Trade Facilities	SGD9,000,000-00
- Import Letter of Credit (Sight/Usance) ("LC")*/ Trust Receipt ("TR")*/Import Invoice Financing ("IVF")*	(SGD9,000,000-00)
- Shipping Guarantee ("SG")*	(SGD5,000,000-00)
- Banker's Guarantee ("BG")*	(SGD3,000,000-00)
- Overdraft ("OD")*	(SGD2,000,000-00)
Blanket Hire Purchase ("BHP")	SGD2,000,000-00
- Import Letter of Credit (Sight/Usance) ("LC")**/ Trust Receipt ("TR")**	(SGD2,000,000-00)
Foreign Exchange Contract ("FEC") (notional)	SGD10,000,000-00

* The LC/TR/IVF/BG/OD/SG are sublimit of the Omnibus Trade Facilities limit of SGD9,000,000-00

** The LC/TR is a sublimit of the BHP Facility of SGD2,000,000-00

Purpose

TL : To refinance outstanding loan from Malayan Banking Berhad ("MBB") (the Existing Loan") in relation to the property located at 7 Senoko South Road Singapore 758071 (hereinafter called the "Property") for own use.

RCF : i) To refinance the Existing Loan in relation to the property located at 7 Senoko South Road Singapore 758071 (hereinafter called the "Property"); and
ii) For general working capital

LC/TR/SG : i) For purchase of raw materials and goods from overseas and local suppliers; and
ii) For purchase of new machinery and equipment

IVF : For purchase of raw materials from overseas and local suppliers

OD : To support general working capital requirements

BG : For issuance of non-financial performance guarantees and guarantees in favour of Immigration Department, Singapore Customs, other public utilities and statutory bodies, and other companies related to Borrower's business which are acceptable to the Bank.

BHP : To finance the purchase of new and used machinery and/or equipment

FEC : To hedge against foreign exchange exposure

Interest Rate

TL	1st year	: The Bank's Cost of Fund ("COF") plus 0.78% per annum
	2nd year	: The Bank's Cost of Fund ("COF") plus 0.88% per annum
	3rd year onwards	: The Bank's Cost of Fund ("COF") plus 1.08% per annum

RCF : At our Bank's Cost of Fund plus 1.8% per annum or such other rate as the Bank may determine from time to time in respect of any applicable currency.

TR/IVF : At our Bank's Cost of Fund plus 1.0% per annum or such other rate as the Bank may determine from time to time in respect of any applicable currency.

Interest shall be calculated on a daily basis, based on a 365-day year or such number of days depending on the applicable currency, as the case may be. The interest will be automatically debited from the Borrower's account maintained with the Bank.

The COF described above is subject to review and change at any time by the Bank.

OD : The Bank's prevailing Prime Lending Rate or such other rate(s) as the Bank may determine from time to time.

Interest shall be calculated on a daily basis and on a 365-day year, with monthly rests. The accrued interest on OD is payable monthly in arrears and will be automatically debited from the Borrower's account to be maintained with the Bank.

Our Bank's current Prime Lending Rate is 5.75% per annum and is subject to review and change at any time by the Bank.

LC Commission : i) Less than and equal to SGD3.0 million at 1.0% per annum of the LC amount subject to a minimum 2-month commission.
ii) More than SGD3.0 million at 0.75% per month of the LC amount subject to a minimum 2-month commission.

SG : At the Bank's standard rates

BG Commission : i) BG tenure less than and equal to 1 year at 0.75% p.a., subject to a minimum of SGD100.00
ii) BG tenure more than 1 year at 1.00% p.a., subject to a minimum of SGD150.00

BHP

NEW :

Tenure (years)	Flat Rate (%)	Effective Rate (%)
1	1.60%	3.479%
2	1.60%	3.310%
3	1.60%	3.246%
4	1.60%	3.207%
5	1.60%	3.177%

USED :

Tenure (years)	Flat Rate (%)	Effective Rate (%)
1	2.00%	4.345%
2	2.00%	4.129%
3	2.00%	4.044%
4	2.00%	3.991%
5	2.00%	3.949%

Tenure

LC : Sight and Usance up to 90 days.

TR/IVF : Up to 180 days

SG : SG is to be returned to the Bank for cancellation upon arrival of the shipping documents

BG : Up to 5 years excluding claim period

BHP : NEW – Up to five (5) years; and
USED – Up to five (5) years, subject to age of the machinery/equipment from date of manufacture plus loan tenure not exceeding 10 years

Terms Applicable to BG

1. The issuance of any BG under the BG facility shall be subject to the format of the relevant BG and the underlying transaction being acceptable to the Bank (which the Bank shall be entitled to determine at the Bank's sole and absolute discretion, without having to furnish any reason for any acceptance or refusal of a particular issuance request).

2. All monies owing by the Borrower under the BG Facility shall be repayable on demand or on the maturity date of the BG, whichever is earlier.

3. Auto renewal of BG is not allowed.

4. Submission of Letter of Warranty.

5. Backdating of BGs to the site possession date of the contract (as per contract requirement) is allowed subject to confirmation letter from the Borrower to confirm there are no outstanding liabilities during the back-dated period.

Drawdown Terms for BHP

For new machinery & new equipment

a) To finance purchase of new machinery & new equipment (relating to the Borrower's business).
b) Loan tenure of up to five (5) years.
c) MOA is 90% of the purchase price.
d) For drawdown of HP loan, a copy of supplier's invoice, a copy of bill of lading, signed Hire Purchase agreement form, a valid insurance policy covering the machinery/equipment, proof of payment for the 10% of the purchase price or the face value whichever is lower, must be submitted to the Bank prior to drawdown.
e) Borrower must maintain and take up insurance policies covering the machinery/equipment with HL Assurance having first right of refusal and subsequent any other insurance company acceptable to the Bank and the policy must be addressed to the Bank. Submission of original insurance policy, copy of premium receipt, original cover notes and/or other related documents is required upon each policy renewal period.
f) Documentary evidence that the differential sum between the loan amount and the machinery/equipment cost has been fully settled by Borrower.
g) Reimbursement is allowed subject to documentary evidence that such payment has been made.
h) HP loan is allowed to pay off the outstanding LC/TR loan that was drawdown relating to the purchase of machinery/equipment.

For used machinery & used equipment

a) To finance purchase of used machinery & used equipment (relating to the Borrower's business).
b) Loan tenure of up to five (5) years subject to age of machinery/equipment plus loan tenure not exceeding 10 years.
c) MOA is 80% of the purchase price or valuation price, whichever is lower.
d) For drawdown of HP loan, a copy of supplier's invoice, a copy of bill of lading, signed Hire Purchase agreement form, a valid insurance policy covering the machinery/equipment, proof of payment for the 20% of the purchase price or the face value whichever is lower, must be submitted to the Bank prior to drawdown.
e) Desktop valuation of machinery/equipment to be conducted and obtained prior to loan drawdown. All valuation fees incurred will be borne by Borrower.
f) A site inspection is required if the value of the loan quantum is more than SGD200,000-00 prior to loan drawdown.
g) Borrower must maintain and take up insurance policies covering the machinery/equipment with HL Assurance having first right of refusal and subsequent any other insurance company acceptable to the Bank and the policy must be addressed to the Bank. Submission of original insurance policy, copy of premium receipt, original cover notes and/or other related documents is required upon each policy renewal period.
h) Documentary evidence that the differential sum between the loan amount and the machinery/equipment cost has been fully settled by Borrower.
i) Reimbursement is allowed subject to documentary evidence that such payment has been made.
j) HP loan is allowed to pay off the outstanding LC/TR loan that was drawdown relating to the purchase of machinery/equipment.

Margin of Advance ("MOA")

Notwithstanding anything to the contrary herein, the aggregate amount outstanding under the Facility shall not exceed at any time the lower of the Facility limit and the value attributed to all the securities (i.e. a combination of the Policy and other acceptable securities) ("Attributed Value") pledged to the Bank. The Attributed Value shall be as follows or at such lower (or higher) percentages as determined at the discretion of the Bank from time to time:

1. **BHP**

   i) NEW – Up to 90% of purchase price of the machinery / equipment; and
   ii) USED – Up to 80% of the purchase price or market value of the machinery/equipment, whichever is lower

2. **LC/TR/SG**

   Up to 100% of purchase price, including GST, for new machinery/equipment. Up to 100% of the purchase price, including GST, for used machinery/equipment (for Borrower's own use).

3. **LC/TR/SG/IVF**

   Up to 100% of commercial invoice, including GST and freight cost, if any for import/local purchases of raw material.

Cancellation of Facility

Cancellation of facility by the Borrower is subject to three (3) months' written notice. In lieu of this, three (3) months interest at the prescribed interest rate on the amount outstanding as at the date of Bank's receipt of written notice will be payable by the Borrower.

Special Conditions

1. The Bank shall rank at least pari passu (no worse off than) with all existing and future working capital facilities provided by other financial institutions, save for facilities that are secured specifically by the underlying good being financed.

2. The Borrower shall at all times maintain a Tangible Net Worth of not less than SGD30.0 million and maximum gearing ratio of 1.75x.

Property Valuation

The Bank shall be entitled (but shall not be so obliged) to obtain a full valuation on the properties from the Bank's panel of valuers from time to time as the Bank deems necessary confirming the market value of (i) Property1 to be not less than SGD50,000,000-00; (ii) Property2 to be not less than MYR6,800,000-00; and (iii) Property3 to be not less than MYR10,000,000-00. If the Bank reasonably determines that the market value derived by the valuer is not reflective of the current market value of the properties, the Bank reserves the right to obtain an additional full valuation on the properties. The costs and expenses of all valuation reports shall be borne by the Borrower and debited against the Borrower's account(s) held with the Bank.

In the event the market value of the (i) Property1 is less than SGD50,000,000-00; (ii) Property2 is less than MYR6,800,000-00; and (iii) Property3 is less than MYR10,000,000-00, the Bank may by notice to the Borrower reduce the limit of the Facility and the Borrower shall immediately repay the Facility such that the total outstanding amounts of the Facility shall not exceed the reduced limit.

Security

The Facility together with interest thereon and all other monies and liabilities which may be owing from the Borrower to the Bank from time to time shall be secured by the following:-

1. Existing First party Open Legal Mortgage over Property located at 7 Senoko South Road Singapore 758071 (the "Property1");

2. Existing First Legal assignment of leases and tenancies in respect of the Property, (if tenanted);

3. A Master Hire Purchase Agreement dated 1 February 2019;

4. Receipt of the Letter of Indemnity for BG in form and substance satisfactory to the Bank, duly executed by the Borrower;

5. Joint and Several Guarantee by Ng Lok Kai and Nge Chwee Peng (the "Guarantors") dated 1 February 2019;

6. Fresh Third Party Open Legal Mortgage over HS(D) 23583 PTD 8783 in Mukim of Senai, district of Kulai, State of Johor in the name of Kong Hwee Iron Works & Construction (M) Sdn. Bhd. (the "Property2");

7. Fresh Third Party Open Legal Mortgage over HS(D) 13897 PTD 8778 (formerly known as HS(D) 64314 PTD 8778 Mukim Senai-Kulai, District of Johor Bahru) Mukim of Senai, district of Kulaijaya, State of Johor in the name of Kong Hwee Iron Works & Construction (M) Sdn. Bhd. (the "Property3"); and

8. Other security acceptable to the Bank from time to time at the Bank's sole discretion subject to completion of all relevant legal documentation and fulfillment of the conditions precedent or any other conditions determined by the Bank.

All securities given to the Bank set out in this Letter of Offer will also secure the obligations under and in connection with the facilities, together with interest thereon and all other moneys and liabilities which may be owing from the Borrower to the Bank from time to time, under the Letter of Offer dated 22 August 2019 (ref no. CB/SC/cl/2019 – CAD 195) ("Letter of Offer").

(C) The following shall be inserted as a new clause to the Existing Facility Letter:

Terms Applicable to SG

1. The issuance of any SG under these Facilities shall be subject to the format of the relevant SG being acceptable to the Bank (which the Bank shall be entitled to determine at the Bank's sole and absolute discretion, without having to furnish any reason for any acceptance or refusal of a particular issuance request).

2. The SG shall only be issued for transactions in connection with import transactions under a LC established by the Bank.

3. In the event that the SG is not returned to the Bank for cancellation within one (1) month from the date on which the shipping documents are released to the Borrower, the Borrower shall pay the Bank a standard fee which would be calculated from the date following the expiry of the one (1) month period until the SG is returned to the Bank for cancellation.

Conditions Precedent

The Facility shall be made available for utilisation upon the Borrower's acceptance, completion to our satisfaction of all relevant legal documentation and fulfilment of the following conditions precedent (unless expressly waived by the Bank in writing) or any other conditions that the Bank may impose:

1. Receipt by the Bank of the copy of this Letter of Offer duly accepted by the Borrower and the relevant parties;

2. Execution and completion of all legal documentation for effecting and perfecting the security arrangements including the mortgage and all other necessary documents to the satisfaction of the Bank;

3. Results from legal requisitions and title search on the properties that are acceptable to the Bank;

4. Confirmation that Property2 and Property3 are free of encumbrances;

5. The Borrower shall insure the Properties mortgaged to the Bank, with the Bank endorsed as mortgagee, with an approved insurer on the Bank's panel, for a sum satisfactory to the Bank. The insurance policy is to take effect from the date of first disbursement of the Facility. The insurance premium will be debited from the Borrowers' account with the Bank;

6. Receipt of formal valuation report from the Bank's panel of valuer confirming the market value of the Property2 to be at least MYR6,800,000-00 and Property3 to be at least MYR10,000,000-00.

7. Certified true copies of the constitutional documents of the Borrower, including but not limited to Certificate of Incorporation, Memorandum and Articles of Association, list of members, list of directors, list of secretaries, current business registration certificates and all other necessary authorizations for the operation of its business;

8. Certified true copy(ies) of the resolutions of the Borrower's shareholders and/or directors authorizing the execution, delivery and performance of this Letter of Offer and any security document(s) to which it is a party and authorizing a person or persons to execute this Letter of Offer, the relevant security document(s) and any other notices or documents required in connection herewith or therewith, and the specimen signature(s) and certified true copy(ies) of the identity card(s) and/or latest passport(s) of such person(s);

9. Certified true copies of Financial Accounts, IRAS Notice of Assessment Form and any supporting documents including other Bank's Loan statements and declaration forms by the Borrower and/or Corporate Guarantors as required by the Bank to fulfil and comply with both internal and external requirements from time to time;

10. Evidence (satisfactory to the Bank) of registration with the Registry of Companies of the charge over the Property and all other property (if any) with the applicable authority in the applicable jurisdiction. All costs and expenses in connection with such registration shall be jointly and severally borne by the Borrower and the Mortgagor and the Bank shall be entitled to directly debit the same from the Borrower's and/or the Mortgagor's account(s) held with the Bank;

11. Confirmation that all costs and expenses whether legal or otherwise (including but not limited to stamp and registration fees) in connection with the implementation of the Facility and the security arrangements (except for those in relation to the mortgage Property which will be subsidised by the Bank) therefore have been paid by the Borrower;

12. Confirmation that there is no winding-up petition against the Borrower and that the Borrower has not been wound up;

13. Confirmation that there are no bankruptcy proceedings against the Guarantors and the Guarantors are not adjudged bankrupts;

14. No Event of Default has occurred or will occur arising from the disbursement of the Facility; and

15. Any other terms and conditions or documents or evidence as may be required by the Bank.

This Letter of Offer shall form an integral part of our Existing Letter of Offer. Unless varied herein, all other terms and conditions stipulated therein shall remain unchanged and be applicable to the Facility as defined herein.

We are pleased to be of service to you.

Yours faithfully,
For and on behalf of
HL BANK

Koh Ser Joo
Senior Manager
Credit Administration and Control

Sunny Ng
Head
Corporate Banking

c.c Sherlyn Chua, Relationship Manager

BORROWER'S ACCEPTANCE

We hereby accept the Bank's offer of the Facilities subject to the terms and conditions set out in this Letter of Revision.

For and on behalf of
Kong Hwee Iron Works & Construction Pte. Ltd.
Company's stamp/signature(s)
Regn No.: **198802515Z**
Date:

GUARANTORS' ACCEPTANCE

We confirm that the Letter of Guarantee dated 1 February 2019 in favour of the Bank as security for the Borrower's liabilities and obligations to the Bank shall extend to cover and secure the Facility in accordance with the above terms and conditions and continue to apply in full force and effect.

Name: **Ng Lok Kai**	Name: **Nge Chwee Peng**
NRIC No.: **S2552029G**	NRIC No.: **S1634713B**
Date:	Date:

THIRD PARTY'S ACCEPTANCE

We hereby irrevocably and unconditionally consent and agree to the above terms and conditions and agree to the execution of the following mortgage properties in favour of the Bank for the Borrower's liabilities and obligations to the Bank as follows:

1. Third party first open legal mortgage over HS(D) 23583 PTD 8783 in Mukim of Senai, district of Kulai, State of Johor ("Property2").
2. Third party first open legal mortgage over property located at HS(D) 13897 PTD 8778 (formerly known as HS(D) 64314 PTD 8778 Mukim Senai-Kulai, District of Johor Bahru) Mukim of Senai, district of Kulaijaya, State of Johor ("Property3").

We attach a certified true copy of the duly executed directors' resolution(s) authorising the mortgage of the properties.

For and on behalf of
Kong Hwee Iron Works & Construction (M) Sdn. Bhd.
Company's stamp/signature(s)
Company No.: **897495-P**
Date:

HL Bank

BANK'S COPY

PRIVATE & CONFIDENTIAL

Our Ref: CB/ET/ly/2021 – CAD344

19 October 2021

Kong Hwee Iron Works & Construction Pte. Ltd.
7 Senoko South Road
Singapore 758071

Dear Sirs,

SUPPLEMENTAL LETTER OF OFFER

We refer to our Letter of Offer dated 29 January 2019 (Our Ref: CB/SC/rk/2019 – CAD 022) (hereinafter referred to as the "Existing Letter of Offer") which expression shall include supplemental and revisions issued thereto. Unless otherwise defined herein, all capitalised terms in the Existing Letter of Offer shall have the same meaning when used therein.

We are pleased to advise that HL Bank (hereinafter referred to as the "Bank") has reviewed and revised the Facility made available to Kong Hwee Iron Works & Construction Pte. Ltd. (hereinafter referred to as the "Borrower").

The **Facility, Purpose and Special Conditions** clause shall be deleted in their entirety and substituted with the following as the new clauses:

Facility	Existing Limit	New Limit
18-year Term Loan ("TL")	SGD11,000,000-00	SGD9,981,000-00
Revolving Credit Facility ("RCF")	SGD20,000,000-00	SGD19,000,000-00
Omnibus Trade Facilities	SGD9,000,000-00	SGD14,000,000-00
- Import Letter of Credit (Sight/Usance) ("LC")*/Trust Receipt ("TR")*/Import Invoice Financing ("IVF")*	(SGD9,000,000-00)	(SGD14,000,000-00)
- Banker's Guarantee ("BG")*	(SGD3,000,000-00)	(SGD3,000,000-00)
- Shipping Guarantee ("SG")	(SGD5,000,000-00)	(SGD5,000,000-00)
- Overdraft ("OD")*	(SGD2,000,000-00)	(SGD3,000,000-00)

Blanket Hire Purchase ("BHP")	SGD2,000,000-00	SGD1,159,000-00
- Import Letter of Credit (Sight/Usance) ("LC")**/ Trust Receipt ("TR")**	(SGD2,000,000-00)	(SGD1,159,000-00)
- Foreign Exchange Contract ("FEC") (notional)	SGD10,000,000-00	SGD10,000,000-00

* The LC/TR/IVF/BG/OD are sublimits of the Omnibus Trade Facilities limit of SGD14,000,000-00

** The LC/TR is a sublimit of the BHP Facility of SGD2,000,000-00

Purpose

TL : For financing of property at 7 Senoko South Road Singapore 758071 for own use.

RCF : For working capital requirement and to part finance property at 7 Senoko South Road Singapore 758071.

LC/TR/IVF/SG : To finance the import/local purchase of raw materials (in relation to the Borrower's business).

OD : For working capital requirements.

BG : For issuance of performance guarantees and guarantees in favour of Immigration Department, Singapore Customs, other public utilities and statutory bodies, and other companies related to Borrower's business which are acceptable to the Bank.

BHP : To finance the purchase of new and used machinery and/or equipment.

FEC : To hedge against foreign exchange exposure.

Interest Rate

TL

1st year	: The Bank's Cost of Fund ("COF") plus 0.78% per annum
2nd year	: The Bank's Cost of Fund ("COF") plus 0.88% per annum
3rd year onwards	: The Bank's Cost of Fund ("COF") plus 1.08% per annum

RCF : At our Bank's Cost of Fund plus 1.8% per annum or such other rate as the Bank may determine from time to time in respect of any applicable currency.

TR/IVF : At our Bank's Cost of Fund plus 1.2% per annum or such other rate as the Bank may determine from time to time in respect of any applicable currency.

Interest shall be calculated on a daily basis, based on a 365-day year or such number of days depending on the applicable currency, as the case may be. The interest will be automatically debited from the Borrower's account maintained with the Bank.

The COF described above is subject to review and change at any time by the Bank.

OD : The Bank's prevailing Prime Lending Rate or such other rate(s) as the Bank may determine from time to time.

Interest shall be calculated on a daily basis and on a 365-day year, with monthly rests. The accrued interest on OD is payable monthly in arrears and will be automatically debited from the Borrower's account to be maintained with the Bank.

Our Bank's current Prime Lending Rate is 5.75% per annum and is subject to review and change at any time by the Bank.

LC Commission :

i) Less than and equal to SGD3.0 million at 1.0% per annum of the LC amount subject to a minimum 2-month commission.

ii) More than SGD3.0 million at 0.75% per annum of the LC amount subject to a minimum 2-month commission.

BG Commission :

i) BG tenure less than and equal to 1 year at 0.75% p.a., subject to a minimum of SGD100.00

ii) BG tenure more than 1 year at 1.00% p.a., subject to a minimum of SGD150.00

SG : At the Bank's standard rates

BHP

NEW :

Tenure (years)	Flat Rate (%)	Effective Rate (%)
1	1.60%	3.479%
2	1.60%	3.310%
3	1.60%	3.246%
4	1.60%	3.207%
5	1.60%	3.177%

USED :

Tenure (years)	Flat Rate (%)	Effective Rate (%)
1	2.00%	4.345%
2	2.00%	4.129%
3	2.00%	4.044%
4	2.00%	3.991%
5	2.00%	3.949%

Special Conditions

1) The Bank shall rank at least pari passu (no worse off than) wih all existing and future working capital facilities provided by other financial institutions, save for facilities that are secured specifically by the underlying good being financed.

2) The Borrower shall at all times maintain a Tangible Net Worth of not less than SGD30 million and maximum gearing ratio of 1.75x. Tangible Net Worth shall be defined as the aggregate of paid-up capital, retained earnings and loans from shareholders/directors less loans to shareholders/directors/related co and intangibles. Gearing ratio shall be defined as total interest-bearing debts over tangible net worth.

3) The Borrower shall undertake to deposit all contract proceeds whereby purchases are financed under LC/TR/IVF/SG/BG/OD trade line into current account maintained with the Bank and shall indemnify the Bank for all damages, losses and expenses which the Bank may incur or sustain or become liable directly or indirectly by reason of a breach of the Borrower's aforesaid undertaking.

This Letter of Revision shall form an integral part of our Existing Letter of Offer. Unless varied herein, all other terms and conditions stipulated therein shall remain unchanged and be applicable to the Facility.

We are pleased to be of service to you.

Yours faithfully,
For and on behalf of
HL BANK

Christopher Chua
Head of Operations

Evelyn Khoo
Head, Business & Corporate Banking

BORROWER'S ACCEPTANCE

We hereby accept the Bank's offer of the Facilities subject to the terms and conditions set out in this Letter of Revision.

....
For and on behalf of
Kong Hwee Iron Works & Construction Pte. Ltd.
Company's stamp/signature(s)
Regn No.: **198802515Z**
Date:

GUARANTORS' ACCEPTANCE

We confirm that the Letter of Guarantee dated 1 February 2019 in favour of the Bank as security for the Borrower's liabilities and obligations to the Bank shall extend to cover and secure the Facility in accordance with the above terms and conditions and continue to apply in full force and effect.

....
Name: **Ng Lok Kai**
NRIC No.: **S2552029G**
Date:

....
Name: **Nge Chwee Peng**
NRIC No.: **S1634713B**
Date:

HL Bank

PRIVATE & CONFIDENTIAL

Our Ref: CB/ET/ly/2021 – CAD345

19 October 2021

Kong Hwee Iron Works & Construction Pte. Ltd.
7 Senoko South Road
Singapore 758071

Dear Sirs,

SUPPLEMENTAL LETTER OF OFFER

We refer to our Letter of Offer dated 22 August 2019 (Our Ref: CB/SC/rk/2019 – CAD 173) (hereinafter referred to as the "Existing Letter of Offer") which expression shall include supplemental and revisions issued thereto. Unless otherwise defined herein, all capitalised terms in the Existing Letter of Offer shall have the same meaning when used therein.

We are pleased to advise that HL Bank (hereinafter referred to as the "Bank") has reviewed and revised the Facility made available to Kong Hwee Iron Works & Construction Pte. Ltd. (hereinafter referred to as the "Borrower").

The **Facility** clause shall be deleted in its entirety and substituted with the following as the new clause:

Facility	**Existing Limit**	**New Limit**
Revolving Contract Financing Line ("RCFL")		
Post- Financing		
- Revolving Credit Against Progress Claim ("RCPC")	SGD21,800,000-00	SGD16,800,000-00
Pre-Financing		
- Letter of Credit (sight/usance) ("LC")	(SGD13,000,000-00)	(SGD13,000,000-00)
- Shipping Guarantee ("SG")	(SGD7,000,000-00)	(SGD7,000,000-00)
- Revolving Credit ("RC")	(SGD13,000,000-00)	(SGD13,000,000-00)
- Bank Guarantee ("BG")	(SGD10,000,000-00)	(SGD10,000,000-00)

This Letter of Revision shall form an integral part of our Existing Letter of Offer. Unless varied herein, all other terms and conditions stipulated therein shall remain unchanged and be applicable to the Facility.

We are pleased to be of service to you.

Yours faithfully,

For and on behalf of
HL BANK

Christopher Chua
Head of Operations

Evelyn Khoo
Head, Business & Corporate Banking

BANK'S COPY

HL Bank

PRIVATE & CONFIDENTIAL

Our Ref: CB/ET/jo/2022 – CAD 263

4 November 2022

Kong Hwee Iron Works & Construction Pte. Ltd.
7 Senoko South Road
Singapore 758071

(hereinafter referred to as "**you**" or the "**Borrower**")

Dear Sirs,

BANKING FACILITY – LETTER OF REVISION

We refer to our Letter of Offer dated 29 January 2019 (Ref: CB/SC/rk/2019 – CAD 022) (the "**Existing Letter of Offer (General Banking Facilities)**") and Letter of Offer dated 22 August 2019 (Ref: CB/SC/cl/2019 – CAD 173) (the "**Existing Letter of Offer (RCFL)**" and collectively, the "**Existing Letters of Offer**"), which expression shall include all supplementals and revisions issued thereto from time to time. Unless otherwise defined herein, all capitalised terms in the Existing Letter of Offer shall have the same meaning when used herein.

We are pleased to advise that HL Bank (the "**Bank**") has revised the terms of the Existing Letter of Offer with effect from the date of acceptance of this Letter of Revision as follows:

(1) The "**Facility**" clause in the Existing Letter of Offer (General Banking Facilities) shall be deleted in its entirety and substituted with the following:

"**Facility**		**Existing Limit**	**New Limit**
(a)	18-year Term Loan ("**TL**")	SGD9,981,000-00	SGD9,319,000-00
(b)	Revolving Credit Facility ("**RCF**")	SGD19,000,000-00	SGD18,500,000-00
(c)	Omnibus Trade Facilities comprising of:	SGD14,000,000-00	SGD19,000,000-00
	(i) Import Letter of Credit (Sight/Usance) ("**LC**")*/ Trust Receipt ("**TR**")*/ Import Invoice Financing ("**IVF**")*	(SGD14,000,000-00)	(SGD19,000,000-00)
	(ii) Banker's Guarantee ("**BG**")*	(SGD3,000,000-00)	(SGD3,000,000-00)
	(iii) Shipping Guarantee ("**SG**")*	(SGD5,000,000-00)	(SGD5,000,000-00)
	(iv) Overdraft ("**OD**")*	(SGD3,000,000-00)	(SGD3,000,000-00)
	* The LC, TR, IVF, BG, SG and OD are sub-limits of the Omnibus Trade Facilities limit of SGD19,000,000-00.		
(d)	Blanket Hire Purchase ("**BHP**")	SGD1,159,000-00	SGD 642,000-00
(e)	Foreign Exchange Contract ("**FEC**")	Up to such amount as may be determined by the Bank from time to time"	

(2) The "**Facility**" clause in the Existing Letter of Offer (RCFL) shall be deleted in its entirety and substituted with the following:

"**Facility**	**Existing Limit**	**New Limit**
Revolving Contract Financing Line ("**RCFL**") comprising of:	SGD16,800,000-00	SGD11,800,000-00
(a) Pre-Financing Lines comprising of:		
(i) Letter of Credit (sight/usance) ("**LC**")*	(SGD13,000,000-00)	(SGD11,800,000-00)
(ii) Shipping Guarantee ("**SG**")	(SGD 7,000,000-00)	(SGD 7,000,000-00)
(iii) Revolving Credit ("**RC**")*	(SGD13,000,000-00)	(SGD11,800,000-00)
(iv) Bank Guarantee ("**BG**")*	(SGD10,000,000-00)	(SGD10,000,000-00)
(b) Post-Financing Line comprising of:		
(i) Revolving Credit Against Progress Claim ("**RCPC**")*	(SGD16,800,000-00)	(SGD11,800,000-00)
(c) Specific Contract Financing Line ("**SCFL4**")* comprising of:	(SGD 2,000,000-00)	(SGD 2,000,000-00)
(i) Revolving Credit ("**RC4**") (Pre-Financing)		

*The LC, SG, RC, BG, RCPC and SCFL4 are sub-limits of the RCFL of SGD11,800,000-00.

Facility Fee

A front-end non-refundable fee of SGD2,000-00 is chargeable and shall be debited automatically from the Borrower's account maintained with the Bank upon acceptance of this Letter of Revision.

This letter (this "**Letter of Revision**") is supplemental to the Existing Letter of Offer and save as stated herein, all other terms and conditions set out in the Existing Letter of Offer shall remain unchanged and in full force and effect in all respects.

Acceptance

If the above terms and conditions are agreeable to you, kindly confirm your acceptance by signing and returning the "Bank's Copy" of this Letter of Revision within fourteen (14) days from the date of this Letter of Revision.

The acceptance of this Letter of Revision and the continuation of a banking relationship is subject to the completion of satisfactory risk assessments by the Bank.

[Signature page to follow.]

Please do not hesitate to contact Relationship Manager, John Teh, at +65 6349 8298 if you would like to discuss any aspect of this Letter of Revision further.

Yours faithfully,
For and on behalf of
HL BANK

Jimmy Goh
Head, Credit Admin & Loan Operations

Evelyn Khoo
Head, Business & Corporate Banking

BORROWER'S ACCEPTANCE

We hereby accept the Bank's offer of the Facility subject to the terms and conditions set out in this Letter of Revision.

Name:
For and on behalf of
Kong Hwee Iron Works & Construction Pte. Ltd.
UEN No.: **198802515Z**
Date: 10/11/2022

PERSONAL GUARANTORS' ACCEPTANCE

We hereby irrevocably and unconditionally consent and agree to the terms and conditions set out in this Letter of Revision and confirm that the Letter of Guarantee dated 1 February 2019 in favour of the Bank as security for the Borrower's liabilities and obligations to the Bank shall remain in full force and effect and continue to apply to the Facility.

Name: **Ng Lok Kai**
NRIC: **S2552029G**
Date: 10/11/2022

Name: **Nge Chwee Peng**
NRIC: **S1634713B**
Date: 10/11/2022